UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2024

PennyMac Financial Services, Inc.

(formerly known as New PennyMac Financial Services, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	001-38727	83-1098934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224-7442

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value	PFSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Adoption of a Material Compensatory Plan

On June 4, 2024, the Board of Directors of PennyMac Financial Services, Inc. (the “Company”) approved and adopted the PennyMac Financial Services, Inc. Executive Deferred Compensation Plan (the “Plan”). The Plan is a non-qualified deferred compensation plan that is intended to comply with Section 409A of the Internal Revenue Code of 1986, as amended. Participation in the Plan is voluntary and is limited to a select group of management or highly compensated employees of the Company.

The Plan allows for participant deferrals of a minimum of 5% and a maximum of 75% of such participant’s annual base compensation and a minimum of 5% and a maximum of 90% of such participant’s annual bonus, commission and/or grants of restricted stock units (“RSUs”) or performance stock units (“PSUs”) under the Company’s 2022 Equity Incentive Plan, as may be amended from time to time (the “Equity Plan”). The Plan also permits, but does not require, the Company to make discretionary contributions to participants’ Plan accounts.

Any RSUs or PSUs deferred under the Plan shall, at the time the RSU or PSU would otherwise vest and become transferable to the Plan participant under the terms of the Equity Plan, but for the election to defer, be reflected on the books of the Company as an unfunded, unsecured promise to deliver to the Participant a specific number of actual shares of common stock in the future. All other deferrals under the Plan shall be paid in cash to the participants. Participants are at all times 100% vested in the amounts credited to their deferral accounts, but Company contributions may be subject to vesting requirements.

Each participant’s deferred compensation account will be deemed invested in investments selected by the participant from a list of investment funds selected by the Company. Participants will be eligible to receive distributions from their deferral accounts at pre-selected specified dates prior to their termination of employment or at or after their termination of employment in a lump sum or installments pursuant to elections made under the rules of the Plan. Key employees must wait at least six months after termination of employment, other than as a result of death, to receive a distribution.

The Company adopted a rabbi trust to hold certain amounts which the Company may use to satisfy its obligations under the Plan, however, the establishment of such a trust shall in no way deem the Plan to be “funded” for purposes of the Employee Retirement Income Security Act of 1974, as amended, or the Internal Revenue Code of 1986, as amended. The Plan will be administered by the Compensation Committee or its designee. Obligations of the Company under the Plan represent at all times an unfunded and unsecured promise to pay money in the future. Each participant in the Plan is an unsecured general creditor of the Company with respect to deferred compensation obligations. Any amounts set aside to defray the liabilities assumed by the Company will remain the general, unpledged unrestricted assets of the Company.

The forgoing description is qualified in its entirety by reference to the Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference into this Current Report on Form 8-K.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 5, 2024, the Company held its Annual Meeting of Stockholders (the “Meeting”) for the purpose of: (i) electing twelve (12) director nominees to serve on the Board of Directors (the “Board”), each for a one-year term expiring at the 2025 Annual Meeting of Stockholders; (ii) ratifying the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and (iii) approving, by non-binding vote, the Company’s executive compensation.  The total number of shares of common stock entitled to vote as of the record date was 50,920,001, of which 48,585,278 votes, or 95.4%, were present in person or by proxy.

Proposal 1: The election of twelve (12) director nominees to serve on the Board, each for a one-year term expiring at the 2025 Annual Meeting of Stockholders.

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
David A. Spector	43,528,110	730,651	929	4,325,588
James K. Hunt	43,556,356	697,793	5,541	4,325,588
Jonathon S. Jacobson	43,967,154	286,996	5,540	4,325,588
Doug Jones	44,041,873	216,880	937	4,325,588
Patrick Kinsella	44,149,003	108,134	2,553	4,325,588
Anne D. McCallion	44,044,183	214,553	954	4,325,588
Joseph Mazzella	43,855,350	398,773	5,567	4,325,588
Farhad Nanji	43,881,089	376,027	2,574	4,325,588
Jeffrey A. Perlowitz	44,195,024	62,100	2,566	4,325,588
Lisa M. Shalett	43,181,192	1,075,941	2,557	4,325,588
Theodore W. Tozer	44,220,311	36,816	2,563	4,325,588
Emily Youssouf	44,182,546	74,576	2,568	4,325,588

Proposal 2: Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2024.

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,432,039	152,434	805	0

Proposal 3: Approval, by non-binding vote, of the Company’s executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,811,219	443,390	5,081	4,325,588

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	PennyMac Financial Services, Inc. Executive Deferred Compensation Plan (incorporated by reference to Exhibit 99.1 of the Company’s Form S-8 filed on June 5, 2024)
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC FINANCIAL SERVICES, INC.

Date: June 5, 2024	/s/ Daniel S. Perotti
Daniel S. Perotti
Senior Managing Director and Chief Financial Officer